Exhibit (13)(c)

                                  SUBSCRIPTION

                                                     December ___, 1997

To:      The Trustees of the
           State Street Research Securities Trust
         One Financial Center
         Boston, Massachusetts   02111-2690


         The undersigned hereby subscribes to one Class A share of beneficial interest of State Street Research __________ Fund, having a par value of $.001, at a price of $_____ per share and agrees to pay therefor upon demand in cash the amount of $________.

                                      Very truly yours,

                                      STATE STREET RESEARCH &
                                      MANAGEMENT COMPANY



                                      By: ______________________________
                                          Francis J. McNamara, III
                                          Secretary



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


                                  SUBSCRIPTION



                                                     December ___, 1997



To:      The Trustees of the
           State Street Research Securities Trust
         One Financial Center
         Boston, Massachusetts   02111-2690


         The undersigned hereby subscribes to one Class B share of beneficial interest of State Street Research _________ Fund, having a par value of $.001, at a price of $_______ per share and agrees to pay therefor upon demand in cash the amount of $_______.

                                             Very truly yours,

                                             STATE STREET RESEARCH &
                                             MANAGEMENT COMPANY



                                             By: __________________________
                                                 Francis J. McNamara, III
                                                 Secretary

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

                                  SUBSCRIPTION



                                                     December ____, 1997



To:      The Trustees of the
           State Street Research Securities Trust
         One Financial Center
         Boston, Massachusetts   02111-2690


         The undersigned hereby subscribes to one Class C share of beneficial interest of State Street Research _________ Fund, having a par value of $.001, at a price of $______per share and agrees to pay therefor upon demand in cash the amount of $_____.

                                            Very truly yours,

                                            STATE STREET RESEARCH &
                                            MANAGEMENT COMPANY



                                            By: __________________________
                                                Francis J. McNamara, III
                                                Secretary



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

                                  SUBSCRIPTION



                                                     December ____, 1997



To:      The Trustees of the
           State Street Research Strategic Income Trust
         One Financial Center
         Boston, Massachusetts   02111-2690


         The undersigned hereby subscribes to one Class S share of beneficial interest of State Street Research _________ Fund, having a par value of $.001, at a price of $______ per share and agrees to pay therefor upon demand in cash the amount of $______.

                                            Very truly yours,

                                            STATE STREET RESEARCH &
                                            MANAGEMENT COMPANY



                                            By: __________________________
                                                Francis J. McNamara, III
                                                Secretary


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

                                                     December _____, 1997


State Street Research Securities Trust
One Financial Center
Boston, Massachusetts   02111-2690

         In connection with your sale to us of one Class A share of beneficial interest of State Street Research __________ Fund (the "Share"), we understand that: (i) the Share has not been registered under the Securities Act of 1933, as amended (the "1933 Act"); (ii) your sale of the Share to us is made in reliance on such sale being exempt under Section 4(2) of the 1933 Act as not involving any public offering; and (iii) in part, your reliance on such exemption is predicated on our representation, which we hereby confirm, that we are acquiring the Share for investment for our own account as the sole beneficial owner thereof, and not with a view to or in connection with any resale or distribution of the Share or of any interest therein. We hereby agree that we will not sell, assign or transfer the Share or any interest therein, except upon repurchase or redemption by the Fund, unless and until the Share has been registered under the 1933 Act or you have received an opinion of your counsel indicating to your satisfaction that said sale, assignment or transfer will not violate the provisions of the 1933 Act or any rules or regulations promulgated thereunder.

                                       STATE STREET RESEARCH &
                                       MANAGEMENT COMPANY



                                       By: _______________________________
                                           Francis J. McNamara, III
                                           Secretary



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

                                                     December ____, 1997


State Street Research Securities Trust
One Financial Center
Boston, Massachusetts   02111-2690

         In connection with your sale to us of one Class B share of beneficial interest of State Street Research __________ Fund (the "Share"), we understand that: (i) the Share has not been registered under the Securities Act of 1933, as amended (the "1933 Act"); (ii) your sale of the Share to us is made in reliance on such sale being exempt under Section 4(2) of the 1933 Act as not involving any public offering; and (iii) in part, your reliance on such exemption is predicated on our representation, which we hereby confirm, that we are acquiring the Share for investment for our own account as the sole beneficial owner thereof, and not with a view to or in connection with any resale or distribution of the Share or of any interest therein. We hereby agree that we will not sell, assign or transfer the Share or any interest therein, except upon repurchase or redemption by the Fund, unless and until the Share has been registered under the 1933 Act or you have received an opinion of your counsel indicating to your satisfaction that said sale, assignment or transfer will not violate the provisions of the 1933 Act or any rules or regulations promulgated thereunder.

                                       STATE STREET RESEARCH &
                                       MANAGEMENT COMPANY



                                       By: __________________________
                                           Francis J. McNamara, III
                                           Secretary



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

                                                     December ___, 1997


State Street Research Securities Trust
One Financial Center
Boston, Massachusetts   02111-2690

         In connection with your sale to us of one Class C share of beneficial interest of State Street Research __________ Fund (the "Share"), we understand that: (i) the Share has not been registered under the Securities Act of 1933, as amended (the "1933 Act"); (ii) your sale of the Share to us is made in reliance on such sale being exempt under Section 4(2) of the 1933 Act as not involving any public offering; and (iii) in part, your reliance on such exemption is predicated on our representation, which we hereby confirm, that we are acquiring the Share for investment for our own account as the sole beneficial owner thereof, and not with a view to or in connection with any resale or distribution of the Share or of any interest therein. We hereby agree that we will not sell, assign or transfer the Share or any interest therein, except upon repurchase or redemption by the Fund, unless and until the Share has been registered under the 1933 Act or you have received an opinion of your counsel indicating to your satisfaction that said sale, assignment or transfer will not violate the provisions of the 1933 Act or any rules or regulations promulgated thereunder.

                                       STATE STREET RESEARCH &
                                       MANAGEMENT COMPANY


                                       By: __________________________
                                           Francis J. McNamara, III
                                           Secretary


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


                                                     December ____, 1997


State Street Research Securities Trust
One Financial Center
Boston, Massachusetts   02111-2690

         In connection with your sale to us of one Class S share of beneficial interest of State Street Research __________ Fund (the "Share"), we understand that: (i) the Share has not been registered under the Securities Act of 1933, as amended (the "1933 Act"); (ii) your sale of the Share to us is made in reliance on such sale being exempt under Section 4(2) of the 1933 Act as not involving any public offering; and (iii) in part, your reliance on such exemption is predicated on our representation, which we hereby confirm, that we are acquiring the Share for investment for our own account as the sole beneficial owner thereof, and not with a view to or in connection with any resale or distribution of the Share or of any interest therein. We hereby agree that we will not sell, assign or transfer the Share or any interest therein, except upon repurchase or redemption by the Fund, unless and until the Share has been registered under the 1933 Act or you have received an opinion of your counsel indicating to your satisfaction that said sale, assignment or transfer will not violate the provisions of the 1933 Act or any rules or regulations promulgated thereunder.

                                              STATE STREET RESEARCH &
                                              MANAGEMENT COMPANY



                                               By: __________________________
                                                   Francis J. McNamara, III
                                                   Secretary



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